                                                       Exhibit 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of BARRA, Inc. on Form S-8 pertaining to the BARRA, Inc. 1996 Employee Stock Purchase Plan of our report dated May 17, 1996, incorporated by reference in the Annual Report on Form 10-K of BARRA, Inc. for the year ended
March 31, 1996.

/s/ Deloitte & Touche LLP
- -------------------------
Deloitte & Touche LLP
Seattle, Washington
August 14, 1996


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